Accel Entertainment Third Quarter 2020 Earnings Presentation November 2020 1

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel’s business, operations and financial condition, including as a result the suspension of all video gaming terminal operations by the Illinois Gaming Board between March 16, 2020 and June 30, 2020, which suspension could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain VGTs, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is defined as net (loss) income plus amortization of route and customer acquisition costs and location contracts acquired; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; emerging markets; interest expense; and provision for income taxes. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period- to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 11 for additional information. 2

Introduction to Accel

ACCELENTERTAINMENT.

High Quality Service Company in Gaming Vertical



Accel owns and operates more than 11,500 Video Gaming **Terminals ("VGTs") across 2,363 third**-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined

Strong Track Record of Growth

Annual Adjusted EBITDA[(1)]
$mm



59% CAGR
$5
$19
$26
$33
$47
$64
$80
$29
2013
2014
2015
2016
2017
2018
2019
YTD 2020

Contracted, Recurring Revenue

8 Year Contracts

Average Residual Contract Length: 6.9 Years[(2)]

98% Contract Renewal Rate[(3)]

Strong backlog of contracted locations waiting to go-live

Disciplined Stewards of Capital

Balance Sheet Strength

Conservative Net Leverage

$140mm Net Debt[(4)]

Recent legislation provides significant embedded opportunity for additional growth

1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."
2. Excluding the Grand River Jackpot acquisition, the Average remaining contract life was 6.9 years as of September 30, 2020.
3. Voluntary contract renewal rate for the 3 years ending December 31, 2019.
4. Net Debt is Total Debt, less cash and $30mm of convertible notes.

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Update • Q3 2020 revenue was the highest revenue quarter in Accel’s history • COVID-19 Update • On July 1st, video gaming relaunched • On July 15th, Governor Pritzker divided Illinois into 11 regions • On November 4th, all regions were operating with mitigation measures limiting play from 8am to 11pm and restricting indoor dining • Accel has seen a minimal impact to net video gaming revenue as a result of the mitigation measures thus far, but continues to monitor the situation closely • On September 9th, Accel announced it entered into an exclusive agreement with DraftKings • First of its kind collaboration allowing Accel to further differentiate our offering and deepen our player relationships 4

Liquidity and Capital Update • As of September 30th, Accel had $179 million of cash and $95 million of availability on its 2019 Senior Secured Credit Facility • On July 16th, the Company redeemed the Pace Public Warrants at an exchange ratio of 1 warrant for 0.25 shares of common stock • On August 14th, Accel completed an exchange offer for nearly all remaining warrants at an exchange ratio of 1 warrant for 0.25 shares of common stock • On September 28th, Accel completed an underwritten public offering of 8 million shares which raised approximately $79 million for general corporate purposes • On October 27th, the underwriters exercised their option to purchase 1.1 million additional shares from the Company which raised an additional $11 million 5

Q3 2020 Results Q3 2019 Q3 2020 % Change Locations 2,290 2,363 +3% VGTs 10,346 11,597 +12% Revenue $101M $136M 35% IL VGT tax Adj. EBITDA(1) $18M $23M 27% increased from 33% to 34% on July 1st 1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation.” 6

Accel Quarterly KPIs

ACCELENTERTAINMENT.

End of Period Live Locations / VGTs (#)



VGTs
VGTs Ex. GRJ
Locations
Locations Ex. GRJ
10,346
10,499
11,164
11,108
11,597
8,448
8,591
9,244
9,221
9,750
2,290
2,312
2,353
2,335
2,363
1,838
1,860
1,904
1,895
1,945
3Q19
4Q19
1Q20
2Q20
3Q20

Location Hold per Day[1] ($)



$611
Ex. GRJ
$623
$572 w/GRJ
$635
-
Ex. GRJ
$585
$574 w/GRJ
Ex. GRJ
$649
$596 w/GRJ
Ex. GRJ
$605
$554 w/GRJ
Q1
Q2
Q3
Q4
2019 2020

Revenue ($mm)



$97
$105
Open Jan 1 – Mar. 16
$104
-
$101
$136
$121
Q1
Q2
Q3
Q4
2019 2020

Adjusted EBITDA[2] ($mm)



$20
$15
Open Jan 1 – Mar. 16
$21
($9)
$18
$23
$21
Q1
Q2
Q3
Q4
2019 2020

1. Hold-per-day (HPD) is calculated by dividing the difference between cash deposited in all VGTs at each licensed establishment and tickets issued to players at each licensed establishment by the number of locations in operation each day during the period being measured. Then divide the calculated amount by the number of operating days in such period. Hold per day for the three months ended March 31, 2020 is computed based on 76-eligible days of gaming (excludes 15 non-gaming days due to the IGB mandated COVID-19 shutdown).
2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."

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Regulatory Update

ACCELENTERTAINMENT.

COVID-19

- On July 1st, video gaming relaunched
- On November 4th, all regions were operating with mitigation measures limiting play from 8am to 11pm and restricting indoor dining
- Based on 2019 revenue pro forma for the Grand River Acquisition, no region is responsible for more than 20% of Accel's revenue

6th VGT

- IL Legislation allows for the addition of a 6th machine at each location, and up to 10 total machines at certain qualified truck stops
- The IGB gave approval to start installing 6th machines on January 13th
- Accel has installed more than 800 6th machines and expects to install a total of 1,000 by year-end

Increased Bet Limits / New Software

- IL Legislation increases the max bet from $2 to $4, and increases the max payout from $500 to $1,199
- Higher bet/win limits require a software update to be developed by each VGT manufacturer, which are at varying levels of readiness
    - Remote updates installed; 25% of remotely updatable VGTs now require an on-site update
    - As of October 31st, ~50% of all VGTs updated; on-site updates underway
- Expect to complete update by June 2021 assuming adequate supply from manufacturers

Georgia Expansion

- Georgia currently allows coin-operated skill-based games, primarily in convenience stores
- On July 22nd, Accel acquired Tom's Amusements Company, Inc., a Southeastern U.S. amusement operator and Master Licensee in the state of Georgia

Pennsylvania Legislation

- On July 30th, the PA Senate introduced bill 1256 to expand VGTs to bars, taverns, veteran, fraternal, and other establishments in Pennsylvania
- Accel holds a conditional license from the Pennsylvania Gaming Control Board

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Historical Financial Summary

ACCELENTERTAINMENT.

$ in millions	Twelve Months Ended December 31,				Three Months Ended September 30,		YoY Growth	Nine Months Ended September 30,		YoY Growth
	2016	2017	2018	2019	2019	2020		2019	2020	
# Locations	1,162	1,442	1,686	2,312	2,290	2,363	3%	2,290	2,363	3%
# VGTs	4,947	6,439	7,649	10,499	10,346	11,597	12%	10,346	11,597	12%
Net Video Gaming Revenue	168	240	322	411	98	130	32%	293	231	(21%)
Other Revenue	5	8	10	14	3	7	108%	10	11	10%
Gross Revenues	173	248	332	424	101	136	35%	303	242	(20%)
% YoY Growth		43%	34%	28%		35%			(20%)	
less: Cost of Revenue[1]	(110)	(157)	(211)	(272)	(66)	(92)	40%	(193)	(162)	(16%)
Gross Profit	64	91	121	152	36	45	25%	110	80	(27%)
% Margin	37%	37%	37%	36%	35%	33%		36%	33%	
less: G&A Expenses	(31)	(45)	(58)	(75)	(18)	(23)	32%	(51)	(55)	8%
EBITDA	32	46	63	77	18	21	19%	58	25	(57%)
Adj. EBITDA[2]	33	47	64	80	18	23	27%	59	29	(50%)
% Margin	19%	19%	19%	19%	18%	17%		19%	12%	
% YoY Growth		41%	36%	25%		27%			(50%)	
less: D&A of Property & Equipment	(13)	(17)	(21)	(26)	(7)	(5)		(19)	(15)	
less: Amortization of Op Routes	(6)	(10)	(15)	(18)	(4)	(6)		(13)	(17)	
EBIT	14	20	28	33	7	10		27	(7)	
less: Other Expenses, net	0	(1)	(3)	(20)	(6)	(1)		(8)	(6)	
less: Interest Expense, net	(5)	(8)	(10)	(13)	(3)	(3)		(10)	(10)	
less: Income Taxes	(3)	(2)	(4)	(5)	1	7		(3)	12	
less: Loss on debt extinguishment	--	--	--	(1)	--	--		--	--	
Reported Net Income (Loss)	5	8	11	(6)	(2)	12		7	(11)	
Adjusted Net Income (Loss)[2]	9	17	23	23	6	15		21	8	

1. Cost of Revenue includes Illinois state gaming taxes, Scientific Gaming revenue sharing, Location revenue sharing, ATM and amusement commissions payable to locations, ATM and amusement fees, and licenses and permits for the operation of VGTs and other equipment.
2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."
Note: Numbers may not total due to rounding

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Accel Balance Sheet December 31, September 30, $ in millions 2019 2020 Assets Current Assets: Cash and cash equivalents $125 $179 Investment in convertible notes (current) $11 $14 Other current assets $15 $17 Total current assets $151 $210 Property and equipment, net $119 $131 Route and customer acquisition costs, net $17 $16 Location contracts acquired, net $167 $156 Goodwill $35 $35 Investment in convertible notes, less current portion $19 $16 Other assets $1 $2 Total assets $509 $565 Liabilities and Stockholders' Equity Current liabilities: Short Term Debt and Current Maturities $15 $18 Accrued state and location gaming expense $8 $9 Other Current Liabilities $32 $25 Total current liabilities $55 $53 Long-term liabilities: Long-term debt $335 $331 Other liabilities $34 $23 Total liabilities $424 $407 Total stockholders' equity $86 $158 Total liabilities and stockholders' equity $509 $565 Note: Numbers may not total due to rounding 10

Non-GAAP to GAAP Reconciliation

ACCELENTERTAINMENT.

$ in millions Standalone Accel	Twelve Months Ended December 31, 2016	2017	2018	2019	Three Months Ended September 30, 2019	2020	Nine Months Ended September 30, 2019	2020
Reported Net Income (Loss)	5	8	11	(6)	(2)	12	7	(11)
(+) Amortization of Op Routes	6	10	15	18	4	6	13	17
(+) Stock Based Comp[(1)]	1	1	0	2	0	2	0	4
(+) Other Expenses, net	(0)	1	3	20	6	1	8	6
(+) Tax effect of adjustments[(2)]	(3)	(3)	(6)	(11)	(3)	(5)	(6)	(7)
Adjusted Net Income	9	17	23	23	6	15	21	8
(+) D&A of Property & Equipment	13	17	21	26	7	5	19	15
(+) Interest Expense, net	5	8	10	13	3	3	10	10
(+) Emerging Markets[(3)]	–	–	–	–	–	0	–	0
(+) Income Tax (Benefit) Expense	6	5	10	17	2	(1)	9	(4)
(+) Loss on debt extinguishment	–	–	–	1	–	–	–	–
Adjusted EBITDA	33	47	64	80	18	23	59	29

$ in millions Standalone Accel	Three Months Ended March 31, 2019	June 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Three Months Ended March 31, 2020	June 30, 2020	Sep. 30, 2020
Reported Net Income (Loss)	4	4	(2)	(13)	(2)	(21)	12
(+) Amortization of Op Routes	4	5	4	5	6	6	6
(+) Stock Based Comp[(1)]	0	0	0	2	1	1	2
(+) Other Expenses, net	1	1	6	12	1	3	1
(+) D&A of Property & Equipment	6	6	7	8	5	5	5
(+) Interest Expense, net	3	3	3	3	4	2	3
(+) Emerging Markets[(3)]	–	–	–	–	–	–	0
(+) Income Tax (Benefit) Expense	2	2	(1)	2	(0)	(5)	(7)
(+) Loss on Debt Extinguishment	–	–	–	1	–	–	–
Adjusted EBITDA	20	21	18	21	15	(9)	23

1. Stock-based compensation consists of options, restricted stock units and warrants
2. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations
3. Emerging markets consist of the results, on an adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first.

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information. Numbers may not total due to rounding.

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